Exhibit 99.1

NAR Rule Changes - reAlpha’s Growth Opportunities

Dublin, Ohio - (Newsfile Corp. - August 19, 2024) - reAlpha Tech Corp. (Nasdaq: AIRE) (“reAlpha” or the “Company”), a real estate technology company developing and commercializing artificial intelligence (“AI”) technologies, announces today that the changes to the National Association of Realtors’ (“NAR”) rules became effective on August 17, 2024, and reAlpha expects that this change will positively affect the business landscape for real estate technology companies that provide alternative home buying methods.

These changes to the NAR rules were a result of a $418 million settlement announced in March 2024 by the NAR. Previously, home sellers were typically responsible for paying both the seller’s and buyer’s real estate agents commissions, which usually amounted to 6% of the home price. In 2023, this amounted to around $100 billion in the U.S. market. Further, buyers will now need to sign a separate agreement if they choose to use a buyer’s agent, which will result in overall higher home purchase costs for a buyer if a seller decides not to cover these costs.

Considered a material change to the U.S. residential real estate industry, reAlpha anticipates that this change may open up opportunities for real estate technology companies that are able to offer commission-free home buying services, such as Claire, reAlpha’s generative AI-powered, commission-free homebuying platform.

“reAlpha welcomes these game-changing industry changes,” stated Mike Logozzo, President and Chief Operating Officer of reAlpha. “We believe that the general perception is that buy-side commissions are free because previously they have been paid by the seller. Now that buy-side agents aren’t actually ‘free,’ we expect that many home buyers will turn to alternative real estate platforms and solutions offering commission-free, yet full-service experiences, such as what we have to offer through Claire.”

Claire is currently available to assist homebuyers in 20 Counties in Florida. reAlpha is actively seeking expansion into new counties and states. Its capabilities are complemented and supported by a team of licensed agents all powered by reAlpha Realty, LLC (“reAlpha Realty”), reAlpha’s fully licensed and insured real estate brokerage based in Miramar, Florida. These agents are readily available, if needed, on a no-obligation and commission-free basis, to assist homebuyers using Claire. Importantly, reAlpha Realty will provide a rebate to the buyer from any buy-side commissions earned whenever offered, helping to offset a portion of the cost of the home.

The development and launch of Claire aligns with reAlpha’s mission to bring the multi-trillion-dollar global real estate industry to the digital era. reAlpha envisions that, over time, Claire could set a new benchmark for efficiency, accessibility, and reliability in the home-buying process, which reAlpha believes will empower buyers to make more informed and confident decisions when purchasing a home.

reAlpha expects to generate revenues by providing title services through Claire and reAlpha’s plan is to position itself to eventually generate additional revenues from value-added services required in a typical home purchase process, such as mortgage brokering and home insurance, once those services have been incorporated through future acquisitions, joint ventures or partnerships.

About reAlpha Tech Corp.

reAlpha Tech Corp. (Nasdaq: AIRE) is a real estate technology company developing an end-to-end commission-free homebuying platform. Utilizing the power of AI and an acquisition-led growth strategy, reAlpha’s goal is to offer a more affordable, streamlined experience for those on the journey to homeownership. For more information, visit www.realpha.com.

About Claire

Claire, announced on April 24, 2024, is reAlpha’s generative AI-powered, zero-commission homebuying platform. The tagline: No fees. Just keys.TM – reflects reAlpha’s dedication to eliminating traditional barriers and making homebuying more accessible and transparent.

Claire’s introduction aligns with major shifts in the real estate sector after the National Association of Realtors (“NAR”) agreed to settle certain lawsuits upon being found to have violated antitrust laws, resulting in inflated fees paid to buy-side agents. This development is expected to result in the end of the standard six percent sales commission, which equates to approximately $100 billion in realtor fees paid annually. Claire offers a cost-free alternative for homebuyers by utilizing an AI-driven workflow that assists them through the home buying process.

Homebuyers can use Claire’s conversational interface to guide them through every step of their journeys, from property search to closing the deal. By offering support 24/7, Claire is poised to make the homebuying process more efficient, enjoyable and cost-efficient. Claire matches buyers with their dream homes using over 400 data attributes and provides insights into market trends and property values. Additionally, Claire can assist with questions, booking property tours, submitting offers, and negotiations.

Currently, Claire is under limited availability for homebuyers located in 20 counties in Florida, but reAlpha is actively seeking new MLS and brokerage licenses that will enable expansion into more U.S. states.

For more information on Claire, please visit www.reAlpha.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements”. Forward-looking statements include, among other things, statements about the NAR rule changes; the anticipated benefits of the NAR rule changes; reAlpha’s ability to anticipate the future needs of the short-term rental market; future trends in the real estate, technology and artificial intelligence industries, generally; and reAlpha’s future growth strategy and growth rate. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: reAlpha’s limited operating history and that reAlpha has not yet fully developed its AI-based technologies; reAlpha’s ability to commercialize its developing AI-based technologies; whether reAlpha’s technology and products will be accepted and adopted by its customers and intended users; reAlpha’s ability to capitalize on the NAR rules change development to create more demand for its products and services; reAlpha’s ability to acquire, collaborate with and/or partner with mortgage brokerage firms and home insurance providers; reAlpha’s ability to generate revenue through its title services and any other services it may offer to Claire users in the future; the inability to maintain and strengthen reAlpha’s brand and reputation; the inability to accurately forecast demand for short-term rentals and AI-based real estate focused products; the inability to execute business objectives and growth strategies successfully or sustain reAlpha’s growth; the inability of reAlpha’s customers to pay for reAlpha’s services; changes in applicable laws or regulations, and the impact of the regulatory environment and complexities with compliance related to such environment; and other risks and uncertainties indicated in reAlpha’s U.S. Securities and Exchange Commission (“SEC”) filings. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although reAlpha believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. reAlpha’s future results, level of activity, performance or achievements may differ materially from those contemplated, expressed or implied by the forward-looking statements, and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements. For more information about the factors that could cause such differences, please refer to reAlpha’s filings with the SEC. Readers are cautioned not to put undue reliance on forward-looking statements, and reAlpha does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contact

investorrelations@realpha.com

Media

irlabs on behalf of reAlpha

Fatema Bhabrawala

fatema@irlabs.ca